UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         November 12, 2003

AirTran Holdings, Inc.
(Exact name of registrant as specified in its charter)
State of Incorporation:  Nevada

9955 AirTran Boulevard, Orlando, Florida  32827
(Address of principal executive offices)  (Zip Code)

(407) 251-5600
(Registrant's telephone number, including area code)

Commission file number: 1-15991     I.R.S. Employer Identification No: 58-2189551

AirTran Airways, Inc.
(Exact name of registrant as specified in its charter)
State of Incorporation:  Delaware

9955 AirTran Boulevard, Orlando, Florida  32827
(Address of principal executive offices)  (Zip Code)

(407) 251-5600
(Registrant's telephone number, including area code)

Commission file number: 333-37487-09     I.R.S. Employer Identification No: 65-0440712

Item 7.  Financial Statements and Exhibits.
(c) Exhibits:

Exhibit Number	Description
99	Presentation slides (Smith Barney CitiGroup Transportation Conference)

Item 9.  Regulation FD Disclosure.

Robert Fornaro, president and chief operating officer of AirTran Holdings, Inc. (NYSE: AAI), the parent company of AirTran Airways, will present at the Smith Barney Citigroup 18th Annual Transportation Conference at 11:45 a.m. ET on Wednesday, November 12. We are furnishing herewith the slides that will be presented at the conference by certain of our officers.

A live audio webcast and a copy of the presentation slides will be available to the public at http://www.airtran.com/aboutus/investor. Additionally, an archive of the webcast and a copy of the presentation slides will remain on our website for 30 days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: November 12, 2003	AirTran Holdings, Inc. (Registrant) /s/ Stanley J. Gadek Stanley J. Gadek Senior Vice President, Finance, Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)

Date: November 12, 2003	AirTran Airways, Inc. (Registrant) /s/ Stanley J. Gadek Stanley J. Gadek Senior Vice President, Finance, Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)

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